NATIONS FUND TRUST

                         NATIONS SHORT-TERM INCOME FUND

                        Supplement dated October 3, 1997
                      to Prospectuses dated August 1, 1997

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares for Nations Short-Term Income Fund are hereby supplemented by deleting the paragraph regarding Brad Pope under the heading "How The Funds Are Managed" and inserting in its place the following:

            J. Patrick Frith is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager of Nations Short-Term Income Fund. Mr. Frith has been the Portfolio Manager of Nations Short-Term Income Fund since October 1997. Previously he was Vice President and Senior Portfolio Manager of the Investment Management Group at NationsBank. Mr. Frith received a B.S. from the University of Virginia with a double-major in Marketing and Management Information Systems. He also received an M.B.A. from the Colgate Darden Graduate School of Business Administration at the University of Virginia. Mr. Frith holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.